Exhibit 99.2

GUARANTOR AND NON-GUARANTOR FINANCIAL INFORMATION

Not all of our subsidiaries will guarantee the notes. We expect that, as of the issue date of the notes, the subsidiaries that are guarantors of our senior secured revolving credit facility will also be guarantors of the notes. We also expect that, as of the issue date of the notes, the subsidiaries that will not guarantee the notes will be the following subsidiaries that generally operate our non-U.S. business, which is concentrated in Colombia as of the date of this offering memorandum:

•	Pioneer Services Holdings, LLC

•	Pioneer Latina Group SDAD, Ltda.

•	Pioneer de Colombia SDAD, Ltda. (Panama)

•	Pioneer de Colombia SDAD, Ltda. (Colombia)

•	Proveedora Internacional de Taladros S.A.S.

•	PDC Holdings de Mexico, S. de R.L. de C.V.

•	PDC Logistics de Mexico, S. de R.L. de C.V.

•	PDC Drilling Mexicana, S. de R.L. de C.V.

The non-guarantor subsidiaries will not have any payment obligations under the notes, the guarantees or the indenture. In the event of a bankruptcy, liquidation or reorganization of any non-guarantor subsidiary, such non-guarantor subsidiary will pay the holders of its debt and other liabilities, including its trade creditors, before it will be able to distribute any of its assets to us. As of December 31, 2009, these non-guarantor subsidiaries had total assets representing approximately 13% of our consolidated total assets and held approximately $9.7 million of cash and cash equivalents. For the year ended December 31, 2009, these non-guarantor subsidiaries had revenues of approximately $56.6 million and income from operations of approximately $6.2 million. In the future, any non-U.S. subsidiaries, immaterial subsidiaries and subsidiaries that we designate as unrestricted subsidiaries under the indenture will not guarantee the notes.

As a result of the guarantee arrangements, we are presenting the following condensed consolidated financial information of the issuer, the guarantor subsidiaries and the non-guarantor subsidiaries.

Condensed Consolidating Balance Sheet

December 31, 2009	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$9,958	$20,678	$9,743	$—	$40,379
Receivables	—	76,490	4,977	—	81,467
Intercompany receivable (payable)	(66,076)	66,297	(221)	—	—
Deferred income taxes	—	3,909	1,651	—	5,560
Inventory	—	1,791	3,744	—	5,535
Prepaid expenses and other current assets	874	3,358	1,967	—	6,199

Total current assets	(55,244)	172,523	21,861	—	139,140

Net property and equipment	1,898	550,730	85,143	(749)	637,022
Investment in subsidiaries	712,983	104,256	—	(817,239)	—
Deferred income taxes	980	11	2,339	(3,330)	—
Intangible assets, net of amortization	863	24,530	—	—	25,393
Other long-term assets	18,957	1,611	493	—	21,061

Total assets	$680,437	$853,661	$109,836	$(821,318)	$822,616

December 31, 2009	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$286	$12,277	$2,761	$—	$15,324
Current portion of long-term debt	2,100	1,941	—	—	4,041
Prepaid drilling contracts	—	324	84	—	408
Accrued expenses	226	26,070	2,735	—	29,031

Total current liabilities	2,612	40,612	5,580	—	48,804
Long-term debt, less current portion	255,628	2,445	—	—	258,073
Other long-term liabilities	—	6,457	—	—	6,457
Deferred income taxes	—	91,164	—	(3,330)	87,834

Total liabilities	258,240	140,678	5,580	(3,330)	401,168

Total shareholders’ equity	422,197	712,983	104,256	(817,988)	421,448

Total liabilities and shareholders’ equity	$680,437	$853,661	$109,836	$(821,318)	$822,616

Condensed Consolidating Balance Sheet
December 31, 2008	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)

ASSETS
Current assets:
Cash and cash equivalents	$858	$13,896	$12,067	$—	$26,821
Receivables	—	94,139	6,631	(1,347)	99,423
Intercompany receivable (payable)	(50,412)	50,412	—	—	—
Deferred income taxes	—	6,232	38	—	6,270
Inventory	—	1,633	2,241	—	3,874
Prepaid expenses and other current assets	1,734	4,925	2,243	—	8,902

Total current assets	(47,820)	171,237	23,220	(1,347)	145,290

Net property and equipment	2,338	541,577	84,396	(749)	627,562
Investment in subsidiaries	713,075	101,703	—	(814,778)	—
Deferred income taxes	719	—	—	(719)	—
Intangible assets, net of amortization	1,086	28,883	—	—	29,969
Other long-term assets	19,302	2,356	—	—	21,658

Total assets	$688,700	$845,756	$107,616	$(817,593)	$824,479

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$392	$19,047	$2,391	$—	$21,830
Current portion of long-term debt	15,152	2,146	—	—	17,298
Prepaid drilling contracts	—	—	1,171	—	1,171
Accrued expenses	561	39,092	2,313	(1,347)	40,619

Total current liabilities	16,105	60,285	5,875	(1,347)	80,918
Long-term debt, less current portion	257,728	4,387	—	—	262,115
Other long-term liabilities	—	6,413	—	—	6,413
Deferred income taxes	—	61,596	38	(719)	60,915

Total liabilities	273,833	132,681	5,913	(2,066)	410,361

Total shareholders’ equity	414,867	713,075	101,703	(815,527)	414,118

Total liabilities and shareholders’ equity	$688,700	$845,756	$107,616	$(817,593)	$824,479

Condensed Consolidating Statement of Operations

Year Ended December 31, 2009	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)

Revenues	$—	$268,920	$56,617	$—	$325,537

Costs and expenses:
Operating costs	—	174,579	41,091	(315)	215,355
Depreciation and amortization	1,478	96,752	7,956	—	106,186
Selling, general and administrative	12,222	25,293	1,379	(1,416)	37,478
Bad debt (recovery) expense	—	(1,642)	—	—	(1,642)

Total costs and expenses	13,700	294,982	50,426	(1,731)	357,377

Income (loss) from operations	(13,700)	(26,062)	6,191	1,731	(31,840)

Other income (expense):
Equity in earnings of subsidiaries	(1,987)	9,245	—	(7,258)	—
Interest expense	(8,585)	(555)	(5)	—	(9,145)
Interest income	1	111	105	—	217
Other	1,056	1,362	(91)	(1,731)	596

Total other income (expense)	(9,515)	10,163	9	(8,989)	(8,332)

Income (loss) before income taxes	(23,215)	(15,899)	6,200	(7,258)	(40,172)
Income tax benefit (expense)	—	13,912	3,045	—	16,957

Net earnings (loss)	$(23,215)	$(1,987)	$9,245	$(7,258)	$(23,215)

Condensed Consolidating Statement of Operations

Year Ended December 31, 2008	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)

Revenues	$—	$559,470	$51,414	$—	$610,884

Costs and expenses:
Operating costs	—	313,319	37,254	(630)	349,943
Depreciation and amortization	830	82,252	5,063	—	88,145
Selling, general and administrative	17,483	27,011	1,435	(1,095)	44,834
Bad debt (recovery) expense	—	423	—	—	423
Impairment of goodwill	—	118,646	—	—	118,646
Impairment of intangible assets	—	52,847	—	—	52,847

Total costs and expenses	18,313	594,498	43,752	(1,725)	654,838

Income (loss) from operations	(18,313)	(35,028)	7,662	1,725	(43,954)

Other income (expense):
Equity in earnings of subsidiaries	(32,531)	5,483	—	27,048	—
Interest expense	(12,523)	(547)	(2)	—	(13,072)
Interest income	5	1,143	108	—	1,256
Other	675	1,647	(1,451)	(1,789)	(918)

Total other income (expense)	(44,374)	7,726	(1,345)	25,259	(12,734)

Income (loss) before income taxes	(62,687)	(27,302)	6,317	26,984	(56,688)
Income tax benefit (expense)	6	(5,229)	(834)	—	(6,057)

Net earnings (loss)	$(62,681)	$(32,531)	$5,483	$26,984	$(62,745)

Condensed Consolidating Statement of Operations

Nine Months Ended December 31, 2007	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)

Revenues	$—	$303,358	$10,526	$—	$313,884

Costs and expenses:
Operating costs	—	184,811	6,563	—	191,374
Depreciation and amortization	274	47,301	1,277	—	48,852
Selling, general and administrative	8,139	6,900	747	—	15,786
Bad debt (recovery) expense	—	2,612	—	—	2,612

Total costs and expenses	8,413	241,624	8,587	—	258,624

Income (loss) from operations	(8,413)	61,734	1,939	—	55,260

Other income (expense):
Equity in earnings of subsidiaries	48,737	2,505	—	(51,242)	—
Interest expense	—	(15)	(1)	—	(16)
Interest income	—	2,376	25	—	2,401
Other	—	757	58	(686)	129

Total other income (expense)	48,737	5,623	82	(51,928)	2,514

Income (loss) before income taxes	40,324	67,357	2,021	(51,928)	57,774
Income tax benefit (expense)	7	(18,620)	484	—	(18,129)

Net earnings (loss)	$40,331	$48,737	$2,505	$(51,928)	$39,645

Condensed Consolidating Statement of Cash Flows

Year Ended December 31, 2009	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)

Cash flows from operating activities	$3,204	$114,826	$5,283	$—	$123,313

Cash flows from investing activities:
Purchases of property and equipment	(404)	(106,628)	(7,680)	—	(114,712)
Proceeds from sale of property and equipment	—	694	73	—	767
Proceeds from insurance recoveries	—	36	—	—	36

	(404)	(105,898)	(7,607)	—	(113,909)

Cash flows from financing activities:
Payments of debt	(15,152)	(2,146)	—	—	(17,298)
Debt issuance costs	(2,560)	—	—	—	(2,560)
Proceeds from common stock, net of offering costs of $454	24,043	—	—	—	24,043
Purchase of treasury stock	(31)	—	—	—	(31)

	6,300	(2,146)	—	—	4,154

Net increase (decrease) in cash and cash equivalents	9,100	6,782	(2,324)	—	13,558
Beginning cash and cash equivalents	858	13,896	12,067	—	26,821

Ending cash and cash equivalents	$9,958	$20,678	$9,743	$—	$40,379

Condensed Consolidating Statement of Cash Flows

Year Ended December 31, 2008	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)

Cash flows from operating activities	$98,393	$71,444	$16,554	$—	$186,391

Cash flows from investing activities:
Acquisition of production services business of WEDGE	(313,621)	—	—	—	(313,621)
Acquisition of production services business of Competition	(26,772)	—	—	—	(26,772)
Acquisition of other production services businesses	(9,301)	—	—	—	(9,301)
Purchases of property and equipment	(1,831)	(133,598)	(12,026)	—	(147,455)
Purchase of auction rate securities, net	(15,900)	—	—	—	(15,900)
Proceeds from sale of property and equipment	—	4,008	—	—	4,008
Proceeds from insurance recoveries	—	3,426	—	—	3,426

	(367,425)	(126,164)	(12,026)	—	(505,615)

Cash flows from financing activities:
Payments of debt	(87,305)	(462)	—	—	(87,767)
Proceeds from issuance of debt	359,400	—	—	—	359,400
Debt issuance costs	(3,319)	—	—	—	(3,319)
Proceeds from exercise of options	784	—	—	—	784
Excess income tax effect of stock option exercises	244	—	—	—	244

	269,804	(462)	—	—	269,342

Net increase (decrease) in cash and cash equivalents	772	(55,182)	4,528	—	(49,882)
Beginning cash and cash equivalents	86	69,078	7,539	—	76,703

Ending cash and cash equivalents	$858	$13,896	$12,067	$—	$26,821

Condensed Consolidating Statement of Cash Flows

Nine Months Ended December 31, 2007	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)

Cash flows from operating activities	$190	$69,403	$45,862	$—	$115,455

Cash flows from investing activities:
Purchases of property and equipment	(279)	(87,556)	(38,323)	—	(126,158)
Proceeds from sale of property and equipment	—	2,300	—	—	2,300

	(279)	(85,256)	(38,323)	—	(123,858)

Cash flows from financing activities:
Proceeds from exercise of options	107	—	—	—	107
Excess income tax effect of stock option exercises	54	—	—	—	54

	161	—	—	—	161

Net increase (decrease) in cash and cash equivalents	72	(15,853)	7,539	—	(8,242)
Beginning cash and cash equivalents	14	84,931	—	—	84,945

Ending cash and cash equivalents	$86	$69,078	$7,539	$—	$76,703